UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                September 7, 2005
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)





             Delaware                  1-9700                94-3025021
   (State or other jurisdiction      Commission           (I.R.S. Employer
 of incorporation or organization)   File Number       Identification Number)


                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         THE CHARLES SCHWAB CORPORATION




Item 1.01     Entry into a Material Definitive Agreement

On September 7, 2005, at a meeting of the Compensation Committee of the Board of Directors (the Committee) of The Charles Schwab Corporation (CSC), the Committee granted the following stock option grants under CSC's 2004 Stock Incentive Plan to certain named executive officers.

  Name and Principal Position                                     Number of
                                                                 Shares Under
                                                                  the Stock
                                                                Option Grants
  ------------------------------------------------------------------------------
  Charles R. Schwab
  Chairman and Chief Executive Officer                          2,400,000 (1)

  William L. Atwell
  Executive Vice President and President - Individual
  Investor Enterprise                                            400,000 (2)

  Christopher V. Dodds
  Executive Vice President and Chief Financial Officer           300,000 (2)

  Carrie E. Dwyer
  Executive Vice President, General Counsel and Secretary        300,000 (2)


(1) This stock option is immediately exercisable and has a term of seven years. Shares under the option have the following exercise prices expressed as a percentage of the closing price of CSC's common stock on the date of grant ($13.66): one-third at 112%, one-third at 125%, and one-third at 140%.

(2) This stock option is immediately exercisable and has a term of seven years. Shares under the option have the following exercise prices expressed as a percentage of the closing price of CSC's common stock on the date of grant ($13.66): one-half at 112% and one-half at 125%.

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
                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE CHARLES SCHWAB CORPORATION
                                                 (Registrant)

Date:  September 9, 2005                         /s/ Christopher V. Dodds
       --------------------                      ------------------------------
                                                 Christopher V. Dodds
                                                 Executive Vice President and
                                                 Chief Financial Officer

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